Revolving Credit Facility and Long Term Debt	12 Months Ended
Dec. 30, 2016
Revolving Credit Facility and Long-Term Debt
Revolving Credit Facility and Long-Term Debt

(10) Revolving Credit Facility and Long‑Term Debt

On September 30, 2016, we entered into a Third Amendment to our Amended and Restated Credit Agreement (“Amended Credit Agreement”), to provide us with additional financial and operational flexibility, particularly by modifying the definition of consolidated adjusted EBITDA to allow for the exclusion of expected cash restructuring charges and cash payments on the project losses attributable to ongoing fixed-price contacts for purposes of determining the consolidated leverage ratio, which remained at 3.00x for 2016 and beyond.  In addition, the Amended Credit Agreement lowered our maximum available revolving credit facility to $925.0 million from $1.1 billion.  The credit facility matures on March 28, 2019 and includes a subfacility for the issuance of standby letters of credit in a face amount up to $500.0 million, a subfacility up to $300.0 million for multicurrency borrowings, and a subfacility of up to $50.0 million for swingline loans.  Under the terms of the Amended Credit Agreement, we may be able to invite existing and new lenders to increase the amount available to be borrowed by up to $200.0 million. Other technical and operating changes to the Amended Credit Agreement specifically achieved the following:

•	Increased the margins used to determine the interest rates of revolving loans under the Amended Credit Agreement and the commitment fees payable by CH2M;
•

Limited the amount CH2M may spend to repurchase its common stock in connection with its employee stock ownership program up to $75.0 million during the three quarter period ending March 31, 2017 and, thereafter, up to $100.0 million during a rolling four quarter period less the amount of any legally required repurchases of common stock held in benefit plans;

•

Limited CH2M’s ability to pay cash dividends on preferred stock until no more than 10% of our consolidated adjusted EBITDA consists of the cash and non-cash charges related to restructuring charges and project costs and losses in any rolling four quarter period and subject to minimum pro forma leverage ratio;

•	Disallows the use of proceeds from asset sales to repurchase common or preferred stock; and,
•	Granted security interests to the lenders in substantially all of the assets of CH2M and CH2M’s subsidiaries, subject to certain carve-outs.

The Amended Credit Agreement contains customary representations, warranties and conditions to borrowing including customary affirmative and negative covenants, which include covenants that limit or restrict our ability to incur indebtedness and other obligations, grant liens to secure their obligations, make investments, merge or consolidate, and dispose of assets outside the ordinary course of business, in each case subject to customary exceptions for credit facilities of this size and type.

On November 23, 2016, December 28, 2016 and January 10, 2017, we received from the lenders under the Amended Credit Agreement consents permitting our delayed compliance with respect to the certifications to the lenders relating to our unaudited consolidated financial statements as of and for the quarters ended June 26, 2015, September 25, 2015 and December 25, 2015 and confirming that a determination that a material weakness exists in our internal controls over financial accounting would not constitute a default under the terms of the Amended Credit Agreement.  The consents ensured that no event of default existed under the Amended Credit Agreement as a result of the restatement, and we could request the issuance of new loan advances and letters of credit under the Amended Credit Agreement in accordance with its terms.

As of December 30, 2016, we were in compliance with the covenants required by the Amended Credit Agreement.  Management continually assesses its potential future compliance with the Amended Credit Agreement covenants based upon estimates of future earnings and cash flows.  If there is an expected possibility of non-compliance, we will discuss possibilities with the Company’s lenders or utilize other means of capitalizing the Company to anticipate or remedy any non-compliance.  The expected cash outflows required to fund the project losses discussed in Note 2 – Changes in Project-Related Estimates and the related impact on earnings will put a financial strain on the Company that may require an amendment or other remedies to be pursued by management if certain earnings estimates or cash flow improvement initiatives are not achieved or if required to facilitate restructuring plans.

There were $487.0 million and $292.8 million in borrowings outstanding on the credit facility for the years ended December 30, 2016 and December 25, 2015, respectively. The average rate of interest charged on that balance was 3.73% as of December 30, 2016. The company-wide issued and outstanding letters of credit and bank guarantee facilities were $134.2 million and $145.5 million for the years ended December 30, 2016 and December 25, 2015, respectively. The remaining unused borrowing capacity under the credit facility was approximately $107.4 million as of December 30, 2016.

Our nonrecourse and other long‑term debt consist of the following for the years ended:

	December 30,	December 25,
($ in thousands)	2016	2015
Revolving credit facility, average rate of interest of 3.73%	$487,009	$292,783
Equipment financing, due in monthly installments to September 2021, secured by equipment. These notes bear interest ranging from 0.22% to 3.29%	8,152	8,594
Note payable by consolidated joint venture, due July 2019. This note bears interest at 6-month LIBOR plus 2.5%	2,483	—
Other notes payable	230	285
Total debt	$497,874	$301,662
Less: current portion of debt	2,242	2,069
Total long-term portion of debt	$495,632	$299,593

At December 30, 2016, future principal payments on long‑term debt for each year ending are as follows:

($ in thousands)	Principal Payments
2017	$2,242
2018	2,232
2019	491,243
2020	1,598
2021	559
Thereafter	—
Total future principal payments	$497,874